Exhibit 31.5

                  CERTIFICATION BY PRINCIPAL FINANCIAL OFFICER

      I, Lawrence Pemble, certify that:

      1. I have reviewed this Form 10-K/A of Chindex International, Inc.; and

      2. Based on my knowledge, this annual report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Date:  July 29, 2005


                                          /S/ LAWRENCE PEMBLE
                                          --------------------------------------
                                          Lawrence Pemble
                                          Executive Vice President Finance